                                                                    Exhibit 99.4
                              LETTER OF ACCEPTANCE

                   FOR GENERAL AND LIMITED PARTNER INTERESTS

                                       IN

                       EDGE GROUP II LIMITED PARTNERSHIP

                       A CONNECTICUT LIMITED PARTNERSHIP

                       PURSUANT TO THE EXCHANGE OFFER OF

                           EDGE PETROLEUM CORPORATION

                             A DELAWARE CORPORATION

     Capitalized terms used but not defined herein have the meanings given to them in the Joint Proxy and Consent Solicitation Statement/Prospectus dated _______________, 1997, of Edge Petroleum Corporation, a Delaware corporation (the "Company"), as supplemented or amended (the "Joint Proxy and Consent Solicitation Statement/Prospectus"). Reference to any gender herein includes a reference to all genders and to the neuter.

     This Letter of Acceptance must be received by the Company by 12:00 midnight, New York City Time, on _______________, 1997, or if the Edge Group II Exchange Offer is extended, by that extended time and date (the "Expiration Date"). Please execute this Letter of Acceptance in the SIGNATURE BOX and indicate your approval or disapproval of the Change of Edge Group II General Partners. Exchanging Offerees who disapprove of the Change of Edge Group II General Partners may not participate in the Edge Group II Exchange Offer unless such requirement with respect to this Letter of Acceptance is waived by the Company. Send or deliver the completed Letter of Acceptance to the Company at the following address:

                 Edge Petroleum Corporation
                 Texaco Heritage Plaza
                 1111 Bagby, Suite 2100
                 Houston, Texas 77002

  DELIVERY OF THIS LETTER OF ACCEPTANCE IS AT THE RISK OF THE OFFEREE. IF SENT BY U.S. MAIL, IT IS RECOMMENDED THAT AN OFFEREE USE REGISTERED MAIL, RETURN RECEIPT REQUESTED.

                                     PART I

 ACCEPTANCE OF THE EDGE GROUP II  EXCHANGE OFFER, REPRESENTATIONS, WARRANTIES,
            COVENANTS, APPOINTMENT OF PROXIES AND POWER OF ATTORNEY

  The offeree signing in the SIGNATURE BOX below (the "Exchanging Offeree") hereby accepts the Edge Group II Exchange Offer on the terms and subject to the conditions set forth in this Letter of Acceptance and in the Joint Proxy and Consent Solicitation Statement/ Prospectus, receipt of a copy of which is hereby acknowledged and

  (a) with respect to all the Exchanging Offeree's Edge Group II Units described in Part III below, if any, (i) tenders to the Company all those Edge Group II Units, (ii) subject to acceptance of the tender made hereby, sells, transfers and assigns to the Company all right, title and interest in each Edge Group II Unit tendered hereby (including without limitation all rights to receive distributions with respect thereto) and (iii) unless such Exchanging Offeree has appropriately indicated his or her disapproval of the Change of Edge Group II General Partners, consents to the Change of Edge Group II General Partners; and

          (b) with respect to all the Exchanging Offeree's general partner interests in Edge Group II listed in Part III below, if any, (i) tenders to the Company all those general partner interests in Edge Group II and (ii) subject to acceptance of such tender, sells, transfers and assigns to the Company all right, title and interest in all those general partner interests in Edge Group II so tendered (including without limitation all rights to receive distributions thereon).

  The Company reserves the rights to transfer or assign, in whole or from time to time in part, to one or more entities directly or indirectly wholly owned by the Company the right to purchase interests in Edge Group II tendered pursuant to the Edge Group II Exchange Offer, but any such transfer or assignment shall not relieve the Company of its obligations under the Edge Group II Exchange Offer, or prejudice the rights of Exchanging Offerees to receive shares of Common Stock for interests in Edge Group II properly tendered and accepted for exchange.

  This Letter of Acceptance may be withdrawn by written notice to the Company at any time on or before ______________, 1997.

  The Exchanging Offeree, by executing this Letter of Acceptance, represents and warrants to the Company that (a) he or she has, and as of the Closing Date will have, the right and authority to transfer all his or her interests in Edge Group II, (b) he or she has, and as of the Closing Date will have, the right and authority to consent to the adoption of the Change of Edge Group II General Partners, (c) all his or her general partner interests, if any, in Edge Group II and all his or her Edge Group II Units, if any, are, and as of the Closing Date will be, free and clear of all liens, restrictions, charges, encumbrances and adverse claims and (d) the general partner interests and the Edge Group II Units described in Part III below constitute all of his or her interests in Edge Group II. THE EXCHANGING OFFEREE CONSENTS TO, APPROVES AND RATIFIES THE TERMS OF THE EDGE GROUP II EXCHANGE OFFER AND THE OTHER COMBINATION TRANSACTIONS, INCLUDING THE NUMBER OF SHARES OF COMMON STOCK THAT WILL BE ISSUED TO THE GENERAL PARTNERS. ACCORDINGLY, BY TENDERING EDGE GROUP II UNITS, THE EXCHANGING OFFEREE APPROVES THE OVERALL TERMS AND STRUCTURE OF THE EDGE GROUP II EXCHANGE OFFER AND GIVES UP ANY RIGHT TO CHALLENGE ANY ASPECT OF THE GENERAL PARTNERS' AND THEIR AFFILIATES' (INCLUDING OLD EDGE AND ITS MANAGEMENT) ACTIONS REGARDING THE COMBINATION TRANSACTIONS, INCLUDING, WITHOUT LIMITATION, THE ALLOCATION OF SHARES AMONG ANY PARTIES RECEIVING SHARES IN THE COMBINATION TRANSACTIONS AND FURTHER SPECIFICALLY INCLUDING ANY DECISIONS REGARDING THE SHARES OF COMMON STOCK BEING OFFERED BY THE COMPANY FOR THE GENERAL PARTNER INTERESTS IN EDGE
GROUP II.   All representations, warranties and covenants contained herein shall survive the Closing Date and all other transactions contemplated by this Letter of Acceptance or by the Joint Proxy and Consent Solicitation Statement/Prospectus.

  The Exchanging Offeree, by executing this Letter of Acceptance, irrevocably appoints the Company or any designee of the Company, with full power of substitution as his or her true and lawful agent and attorney-in-fact, in his or her name, place and stead (a) to execute, acknowledge, swear to, deliver, record, file and send (i) any instruments amending the partnership agreement or certificate of limited partnership of Edge Group II necessary or desirable to effect the transactions contemplated by and described in the Joint Proxy and Consent Solicitation Statement/Prospectus and any other instruments, documents, certificates, or notices that such agent and attorney-in-fact determines are necessary or desirable under the laws of the United States of America (including without limitation the Internal Revenue Code), any state or any political subdivision or agency thereof to continue the valid existence of Edge Group II as a limited partnership or to begin or continue its rights to do business in any jurisdiction and (ii) any other instruments, documents, agreements, certificates or notices that agent and attorney-in-fact determines are necessary or desirable to effect the transactions contemplated by this Letter of Acceptance or the Joint Proxy and Consent Solicitation Statement/Prospectus and
(b) to receive all benefits and otherwise exercise all rights of beneficial ownership of interests in Edge Group II tendered hereby, all in accordance with the terms of the Edge Group II Exchange Offer. The power of attorney contained in this paragraph shall become effective upon acceptance by the Company of this Letter of Acceptance, shall be deemed coupled with an interest, shall be irrevocable, shall survive the death, incapacity, dissolution or termination of existence of the Exchanging Offeree and shall be binding upon the Exchanging Offeree's heirs, legal representatives, successors and assigns.

  The Exchanging Offeree obligates himself or herself and his or her heirs, legal representatives, successors and assigns to execute and deliver, or procure and furnish from third parties, all additional instruments and documents that the Company may require to evidence his or her title to the interests in Edge Group II described in part III hereof to transfer to and vest in the Company the tendered partner interests in Edge Group II, and to effect any other transaction contemplated by the Joint Proxy and Consent Solicitation Statement/Prospectus. Without limiting or prejudicing any remedies that the Company may have hereunder at law or in equity, the obligations of the Exchanging Offeree hereunder may be specifically enforced.

  This Letter of Acceptance shall be governed by and construed in accordance with the substantive laws of the State of Texas without regard to its choice of law rules. Any term or provision of this Letter of Acceptance that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity, legality or enforceability by the Company of the remainder of this Letter of Acceptance.



                                    PART II
                          NAME AND ADDRESS OF OFFEREE


Name:
     -----------------------------
Address:
        --------------------------

----------------------------------

----------------------------------

                                    PART III
                            DESCRIPTION OF INTERESTS

  Set forth below is the number or Edge Group II Units and the general partner
interests in Edge Group II that the Exchanging Offeree owns.   An Exchanging
Offeree must execute and deliver this Letter of Acceptance with respect to all interests he or she owns in Edge Group II.

NUMBER OF EDGE GROUP II                             GENERAL PARTNER
        UNITS                                          INTERESTS
-------------------------                           ----------------

                                 SIGNATURE BOX
                 (PLEASE ALSO COMPLETE THE SUBSTITUTE FORM W-9
              AND THE CERTIFICATION OF NON-FOREIGN STATUS BELOW)



    Please sign exactly as your name is printed in Part II
    above, unless printed incorrectly.  Signatures in       ----------------------------------------------
    Letters of Acceptance from trusts, joint ventures,      Full Name of Exchanging Offeree (Please Print)
    corporations, limited partnerships, general
    partnerships and other such entities must be
    accompanied by evidence or an opinion of counsel        ----------------------------------------------
    acceptable to the Company that the entity has met all           Full Name of Co-Owner, if any
    requirements of its governing instruments.  Each
    joint owner of a general or limited partner interest
    must sign.  By signing in this SIGNATURE BOX,           ----------------------------------------------
    the Exchanging Offeree hereby agrees to all of the             Signature of Exchanging Offeree
    provisions contained in Part I of this Letter of
    Acceptance.
                                                            ----------------------------------------------
                                                                    Signature of Co-Owner, if any

                                                            Business Telephone:
                                                            (  )
                                                            ----------------------------------------------
                                                            Home Telephone:
                                                            (  )
                                                            ----------------------------------------------
                                                            Dated:____________, 1997

     To approve the Change of Edge Group II General Partners (check one box):
            [ ]   FOR            [ ]   AGAINST           [ ]   ABSTAIN
    IF NO BOX IS CHECKED, THE EXCHANGING OFFEREE WILL BE DEEMED TO HAVE VOTED FOR THE APPROVAL OF
    THE CHANGE OF EDGE GROUP II GENERAL PARTNERS.



                          *IMPORTANT TAX INFORMATION*

          Please be advised that, regardless of whether you have previously furnished a taxpayer identification number (social security number for individual, or employer identification number for corporation(s)) (a "TIN") or the certification on Form W-9, you must again furnish this number, certified to be correct under penalties of perjury, to assure that backup withholding of 31% will not be implemented. Certification should be made to the Company on the Substitute Form W-9 below. If the certificates representing shares of Common Stock covered by this Letter of Acceptance will be registered in more than one name or will not be registered in the name of the actual holder, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.


----------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                   PART 1 -- PLEASE PROVIDE YOUR TIN IN THE                      Social Security Number or
FORM W-9                     BOX AT THE RIGHT AND CERTIFY BY SIGNING AND                Employer Identification Number
Please fill in your Name     DATING BELOW, OR IF A TIN HAS NOT BEEN
 and Address:                ISSUED TO YOU, PLEASE CHECK THE BOX IN PART
___________________          3 BELOW.
___________________
___________________
-----------------------------------------------------------------------------------------------------------------------------------

DEPARTMENT OF TREASURY                     PART 2 -- For payees exempt from backup withholding, see the
PAYER'S REQUEST FOR TAXPAYER               enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute
IDENTIFICATION NUMBER (TIN)                Form W-9
-----------------------------------------------------------------------------------------------------------------------------------
CERTIFICATION -- Under penalties of perjury, I certify that:
(1)  The number shown on this form is my correct Taxpayer Identification  Number (or I am waiting for a number to be issued to me) and
(2)  I am not subject to backup withholding under the provisions of Section 3406 of the Internal Revenue Code of 1986, as amended, either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS")
     that I am subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PART 3
SIGNATURE__________________________________  DATE ___________________, 199__                                Awaiting TIN [ ]

-----------------------------------------------------------------------------------------------------------------------------------


               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part 3 (and have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me prior to the time I provide the Company with a properly certified taxpayer identification number may be subject to a 31% backup withholding tax.


SIGNATURE  _______________________________ DATE ________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU.

  Substitute Form W-9. Federal income tax law generally requires that the Exchanging Offeree must provide the Company (as payor) with his correct Taxpayer Identification Number ("TIN") and make certain certifications on Substitute Form W-9 above, which in the case of an Exchanging Offeree who is an individual is his or her social security number. If the shares of Common Stock of the Company relating to this Letter of Acceptance will be held in more than one name or will not be held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer's Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. If the Company is not provided with the correct TIN, or if any other information is not correctly provided, such Exchanging Offeree may be subject to up to a $500 penalty imposed by the Internal Revenue Service (plus additional penalties if an Exchanging Offeree makes a false certification). In addition, the Exchanging Holder may be subject to 31% backup withholding on reportable payments (including dividends) made by the Company. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

  Exempt holders of Common Stock of the Company (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. (In order to satisfy the Company that a foreign individual qualifies as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Company). See the enclosed W-9 Guidelines for additional instructions.

  To prevent backup withholding, each Exchanging Offeree must provide his correct TIN by completing the Substitute Form W-9 set forth above, certifying that the TIN provided is correct and that (i) the Exchanging Offeree is exempt from backup withholding, (ii) the Exchanging Offeree has not been notified by the Internal Revenue Service that Exchanging Offeree is subject to backup withholding as a result of a failure to report all interest or dividends or
(iii) the Internal Revenue Service has notified the Exchanging Offeree that he is no longer subject to backup withholding. Notwithstanding that the box in
Part 3 is checked (and the Certificate of Awaiting Taxpayer Identification Number is completed) the Company may withhold 31% of any dividends paid prior to the time it is provided with a properly certified TIN. Backup withholding will continue until such Exchanging Offeree furnishes his TIN to the Company.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

                                                                                                     Give the EMPLOYER
                                       Give the SOCIAL                                                 IDENTIFICATION
For this type of account:           SECURITY number of --      For this type of account:                number of --
------------------------------  -----------------------------  -----------------------------  --------------------------------
1.  An individual's account     The individual                 9.  A valid trust, estate,     Legal entity (Do not furnish
                                                                   or pension trust           the identifying number of the
2.  Two or more individuals     The actual owner of the                                       personal representative or
    (joint account)             account or, if combined                                       trustee unless the legal entity
                                funds, the first individual                                   itself is not designated in the
                                on the account/1/                                             account title.)/5/


3.  Husband and wife (joint     The actual owner of the        10.  Corporate account         The corporation
    account)                    account or, if joint funds,
                                the first individual on the
                                account/1/

4.  Custodian account of a      The minor/2/                   11.  Association, club,        The organization
    minor (Uniform Gift to                                          religious, charitable,
    Minors Act)                                                     educational, or other tax-
                                                                    exempt organization

5.  Adult and minor (joint      The adult or, if the minor     12.  Partnership account       The partnership
    acccount)                   is the only contributor, the        held in the name of
                                minor/1/                            the business

6.  Account in the name of      The ward, minor or             13.  A broker or registered    The broker or nominee
 guardian or committee          incompetent person/3/               nominee
 for a designated ward,
 minor, or incompetent
 person

7.  (a)  The usual revocable    The grantor person/1/          14.  Account with the          The public entity
         savings trust account                                      Department of
         (grantor is also                                           Agriculture in the name
         trustee)                                                   of a public entity (such
    (b)  So-called trust        The actual owner/1/                 as a state or local
         account that is not a                                      government, school
         legal or valid trust                                       district, or prison) that
         under state law                                            receives agricultural
                                                                    program payments
-------------------------------------


   /1/  List first and circle the name of the person whose number your furnish.

   /2/  Circle the minor's name and furnish the minor's social security number.

   /3/  Circle the ward's, minor's or incopetent person's name and furnish such person's social security number.



                                                                                                     Give the EMPLOYER
                                       Give the SOCIAL                                                 IDENTIFICATION
For this type of account:           SECURITY number of --      For this type of account:                number of --
------------------------------  -----------------------------  -----------------------------  --------------------------------

 8.  Sole proprietorship
     account                        The owner/4/


OBTAINING A NUMBER

     If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (IRS) and apply for a number.

     PAYEES AND PAYMENT EXEMPT FROM BACKUP WITHHOLDING -- The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in items (1) through (13), and a person registered under the Investment Advisers Act of 1940
who regularly acts as a broker are exempt.   Payments subject to reporting under
sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from withholding or information reporting:

(1)  A corporation.
(2) An organization exempt from tax under section 501(a), or an individual retirement plan (IRA), or a custodial account under section 403(b)(7).
(3)  The United States or any of its agencies or instrumentalities.
(4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
(5) A foreign government or any of its political subdivisions, agencies or instrumentalities.
(6)  An international organization or any of its agencies or instrumentalities.
(7)  A foreign central bank of issue.
(8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
(9) A futures commission merchant registered with the Commodity Futures Trading Commission.
(10) A real estate investment trust.
(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.
(12) A common trust fund operated by a bank under section 584(a).

-------------------------------

   /4/  Show the name of the owner.

   /5/ List first and circle the name of the legal trust, estate, or pension trust.

Notes: If no name is circle when there is more than one name, the number will be considered to be that of the first name listed.

(13) A financial institution.
(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
(15) A trust exempt from tax under section 664 or described in section 4947.

     Payments of dividends and patronage dividends not generally subject to backup withholding include the following: (i) payments to nonresident aliens subject to withholding under section 1441; (ii) payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner; (iii) payments of patronage dividends not paid in money, and (iv) payments made by certain foreign organizations.

     Exempt payees described above should complete substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER IN PART 1, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND SIGN AND DATE THE FORM.

     Payments that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041(A)(a), 6042, 6044, 6045, 6049, 6050A, and 6050N.


     PRIVACY ACT NOTICE -- Section 6109 requires you to furnish your correct taxpayer identification number (TIN) to persons who must file information returns with IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contribution you made to an individual retirement arrangement
(IRA). IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payors must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER -- If you fail to furnish your correct taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                    FOR ADDITIONAL INFORMATION CONTACT YOUR
                 TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

                                    PART IV
                      CERTIFICATION OF NON-FOREIGN STATUS


     Section 1445 of the Internal Revenue Code provides that the Company, as transferee of a U.S. real property interest, must withhold tax if the Exchanging Offeree is a foreign person. In general, a foreign person is a nonresident alien individual, foreign corporation, foreign partnership, foreign trust, or foreign estate, but not a resident alien individual.

     To inform the Company that withholding of tax is not required under Section 1445, Section 1 below must be completed by each Exchanging Offeree who is an individual, and Section 2 below must be completed on behalf of each Exchanging Offeree that is an entity.

SECTION 1 - CERTIFICATION BY INDIVIDUALS [to be completed ONLY by an Exchanging Offeree who is an individual]

     I,  _____________________________________ [name of Exchanging Offeree]
hereby certify the following:

1.  I am not a nonresident alien for purposes of U.S. income taxation;

2.  My social security number is _____________________; and

3.  My home address is__________________________________________________.

     I understand that this certification may be disclosed to the Internal Revenue Service by the Company and that any false statement I have made here could be punished by fine, imprisonment, or both.

     Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete.

_____________________________________          _______________
Signature of Exchanging Offeree                      Date

SECTION 2 - CERTIFICATION BY ENTITIES [to be completed ONLY on behalf of an Exchanging Offeree that is an entity]

     The undersigned (who is a responsible officer in the case of a corporation, a general partner in the case of a partnership, or a trustee, executor, or equivalent fiduciary in the case of a trust or estate) hereby certifies the following on behalf of ______________________ [name of Exchanging Offeree]:

1. _________________________ [name of Exchanging Offeree] is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2. The U.S. employer identification number of _________________________[name of Exchanging Offeree] is ______________________.

3. The office address of ______________________________[name of Exchanging Offeree] is
___________________________________________________________________________.

     _____________________________[name of Exchanging Offeree] understands that this certification may be disclosed to the Internal Revenue Service by the Company and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of ________________________ [name of Exchanging Offeree].


_______________________________                                 _____________
Signature                                                           Date
_______________________________
Title